SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                December 31, 2002
                Date of Report (Date of earliest event reported)



                           FINGER LAKES BANCORP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         0-31821               16-1594819
(State of other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)         File No.)         Identification No.)

                   470 Exchange Street, Geneva, New York 14456
                       ----------------------------------

              (Address of principal executive offices and zip code)

                                  315-789-3838
                                   -----------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(A)          Not applicable

(B)          Not applicable

(C)          Exhibits.

             99.1 Press release dated December 30, 2002 relating to Special Meeting of Shareholders

Item 9.  Regulation FD Disclosure.

         See attached Press Release relating to Special Meeting of Shareholders.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FINGER LAKES BANCORP, INC.

Dated: December 31, 2002                By:   /s/ G. Thomas Bowers
                                            -------------------------------
                                        Name:    G. Thomas Bowers
                                        Title:   Chairman President and
                                                 Chief Executive Officer